Exhibit 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

本认股权证及行使本认股权证时可发行的证券均未根据修订版《1933年证券法》进行登记注册。除非根据修订版《1933年证券法》的有效注册声明或依照令公司满意的律师意见认为不需要注册，否则本认股权证或相关证券不得出售、提供出售、质押、抵押或以其他方式转让。

PURSUANT TO THE TERMS OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED, AND THEREFORE THE ACTUAL NUMBER OF SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

根据本认股权证的条款，本认股权证的全部或部分可能被行使，因此本认股权证所代表的实际证券数量可能少于票面数量。

THIS WARRANT IS VOID AFTER 11:59 PM, PACIFIC TIME, ON [November 24] , 2020.

本认股权证书于太平洋时间2020年11月24日晚11:59后失效。

US-CHINA BIOMEDICAL TECHNOLOGY, INC.

美中生物医疗科技有限公司

Warrant To Purchase Common Stock

购买普通股的认股权证

Warrant No.: [2019- 01 ]

认股权证号 No.: [2019- 01]

Number of Shares of Common Stock: [10,725,000]

普通股数量:【10,725,000 】

Date of Issuance: [ May 24], 2019 (“Issuance Date”)

发行日期：[5月24日]，2019年

US-China Biomedical Technology, Inc., a Nevada corporation (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, [China-Israel Biological Technology Co., Ltd ] , the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company shares of common stocks as set forth herein. This Warrant was issued as part of a unit, each unit consisting of one (1) share of Common Stock and two and one half (2.5) Warrants. The purchase price of one share of Common Stock under this Warrant shall be equal to $0.05.

美国内华达州的美中生物医疗科技有限公司（以下简称“公司”）证明，接收方[中以生物科技有限责任公司]，本协议的登记持有人或其许可受让人（以下简称“持有人”）有权根据下文规定的条款，从本公司购买本协议规定的普通股股份。本认股权证作为一个股份单元的部分，每个股份单元由一（1）份公司普通股和两份半(2.5)认股权证组成。本认股权证下每股普通股的购买价格为0.05美元。

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1.        Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 10,725,000 fully paid and nonassessable shares of the Company’s Common Stock (each a “Share” and collectively the “Shares”) at an exercise price of $ 0.05 per Share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

1.         购买股份。在遵守本文件项下的条款和条件的前提下，本认股权证的持有人有权在本公司的总办事处（或公司以书面形式通知持有人的其他地方）交回本认股权证后，从本公司购买至多10,725,000已全额支付非课税的本公司普通股（统称“股份”），行权价为每股0.05美元（该价格经不时调整，在本文件中称为“行权价格”）。

2.        Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Issuance Date of this Warrant and ending at 11:59p.m. California time on [November 24th] , 2020 (the “Exercise Period”).

2.          行权期。本认股权证可在本认股权证发行日起至加利福尼亚州时间2020年11月24日（“行权期”）晚11:59时结束的期限内全部或部分行使。

3.        Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

3.         行权方法。根据上述第2条的约定本认股权证为未行使且可执行时，本认股权证持有人可在行权期内的任何时间内，均可行使对于上述第1条的全部或部分股份的认购权利。此类行权应通过以下方式实现：

(i)	the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and
(i)	将该认股权证连同行权通知书一并交回本公司总办事秘书处；和
(ii)	the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.
(ii)	向本公司支付的金额等同于所购股份的行权价格总额。

4.        Certificates for Shares; Amendments of Warrants. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of Shares purchasable thereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein.

4.        股份证书;认股权证修正。在持有人根据本认股权证行使本认股权证的认购权利后，公司应在认购通知寄送后的三十(30)天内，尽快发出一份或多份有关所购买股份数量的股份证书。经部分行权后，公司应立即发出一份经修正后的认股权证，以表示根据该认股权证可购买的剩余股份数量。修正后的认股权证的所有其他条款和条件应与本认股权证中所载的条款和条件一致。

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5.        Issuance of Shares. The Company covenants that (i) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof, (ii) during the Exercise Period the Company will reserve from its authorized and unissued Common Stock sufficient Shares in order to perform its obligations under this warrant.

5.        .发行股份。公司承诺(i)根据本认股权证行使而发行的有效股份，应为适当且有效发行的股份，且应是已全额支付的非课税股票，且就发行而言无任何税费、留置权和费用，(ii)在行权期间，本公司将从其已授权且未发行的普通股中预留足够的股份，以履行在本认股权证项下的义务。

6.        Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

6.        行权价格、股份数量调整 。本认股权证所载可购买的股份，在行权时，其数量、种类和行权价格应不时按如下进行调整：

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(a) 拆分、组合和其他发行。如果公司在本认股权证到期前的任何时候通过分割或其他方式对股份进行拆分、合并或作为股息发行额外的股份，则行使本认股权证时可发行的股份数量在拆分或派发股票股息的情况下应立即按比例增加，或在合并的情况下立即按比例减少。还应对每股应支付的购买价格进行适当的调整，但根据本认股权证可购买的股份总数（调整后）应支付的总购买价格应保持不变。根据第6(a)作出的任何调整应在拆分或合并生效日或记录日收盘时或在没有固定记录日期的情况下，在该股息派发之日生效。

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock (including because of a change of control) of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time before the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately before such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(b) 重新分类、重组和合并。在发生任何重新分类、资本重组或公司的股本变更（包括由于控制权的变更）（除了由于上文第6(a)条规定的拆分、合并或股票股息）的情况下，公司应做出适当的规定，使本认股权证持有人有权在本认股权证到期前的任何时间，以等于行使本认股权证时应支付的总价格购买与某位股份持有人进行的此类重新分类、重组或变更相关的相应类型和数目的股票、其他证券及应收财产，条件是该持有人的股份数量与本认股权证持有人在此类重新分类、重组或变更前可购买的股份数量相同。在任何情况下，都应就本股权证持有人的权益作出适当的规定，以使本认股权证的规定此后适用于行使本股权权证时可交付的任何股票或其他证券和财产，并对本权证下每股应支付的购买价格作出适当的调整，前提是总购买价格保持不变。

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(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

(c) 调整通知。当需要对行使本股权证时可购买的股份数量或种类或行权价格进行任何调整时，公司应立即就此类事件以及行使本权证后可购买的股份或其他证券或财产的数量，立即通知持有人。

7.        No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

7.        不可发行零星股份或代价券。在行使本认股权证时，不得发行代表分数股份的零星股份或代价券，但公司应根据当时有效的行权价格支付现金，以代替该部分零星股份。

8.        Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

8.        公司的陈述。本公司声明已采取出售及签发本认股权证所必需的一切公司、公司管理人员、董事及股东而言的公司行为。

9.        Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

9.        持有人的陈述和保证。持有人向本公司声明并保证如下：

(a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(a) 本认股权证及其行使时可发行的股份用于自身的投资，而非是《1933年证券法》(以下简称“法案”)所界定的任何分销或转售。当行使本认股权证时，如果公司提出要求，持有人应以书面形式确认，在行使本认股权证时可发行的证券是为投资而购买，而不是为了分销或转售。

(b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Warrant Shares have not been qualified under any state Blue Sky laws.

(b) 持有人清楚本认股权证和股份尚未根据法案进行注册，因为其在根据法案第4（2）条的规定免于注册和招股说明书交付要求的交易中签发，并且必须由持有人无限期持有，持有人因此必须无限期地承担此类投资的经济风险，除非其后续处置根据法案注册或豁免注册。持有人进一步了解，本认股权证股票未满足任何州“蓝天法”的规定要求。

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(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(c) 持有人具有金融和商业事务方面的知识和经验，使其能够评估购买本认股权证以及根据本认股权证条款可购买的股份的价值和风险，并保护其与此相关的利益。

(d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(d) 持有人能够承担根据本认股权证条款购买股份的经济风险。

(e) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

(e) 持股人是“合格投资者”，该术语定义见法案下的法规D第501条。

10.      Restrictive Legend.

10.       限制性说明

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

股份（除非根据该法案注册）应以大致以下形式盖章或印有图例：

(i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

(i)  所述的这些证券并没有依照修订版《1933年证券法》的规定进行登记注册。此类证券不得转让，除非该法案下的注册声明对此类转让有效，或者此类转让可根据第144条进行，或者公司律师认为使此类转让符合法案，无需根据法案进行登记注册。

11.      Warrants Transferable. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder are transferable, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant before registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant or the Shares transferred in accordance with this Section 11 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required. In order to ensure compliance with such laws, the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

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11.      认股权证可转让。在遵守本协议第11条的条款和条件的前提下，本认股权证及本协议项下的所有权利均可转让，无需收取认股权证持有人费用（转让税除外），只需对本认股权证适当背书或附有书面转让说明后交付即可。对于在登记该认股权证或股份之前由于行使本认股权证而获得的任何股份的任何要约、出售或其他处置，本协议持有人同意在此之前向公司发出书面通知，并简要描述所采取方式，并且如果本公司提出要求的话，可以提供该持有人法律顾问的书面意见或其他证据，以证明此类要约、出售或其他处置可以在没有对本认股权证或股份进行登记或认证（根据现行有效的法案或任何现行有效的联邦或州证券法）的情况下生效，并指明根据法案，待出售或以其他方式处置的认股权证或股份的证书是否需要对可转让性的适用限制进行任何限制性的说明，以确保遵守此类法律。在收到所要求的此类书面通知和合理且令人满意的意见或其他证据后，公司应在切实可行的范围内尽快通知该持有人可根据公司发布的通知条款出售或以其他方式处置本认股权证或此类股份。如果本公司已根据第11条作出决定，认为持有人法律顾问的意见或其他证据对公司而言并不合理且不令人满意的话，则公司应在作出此类决定后及时通知持有 人并提供详细信息。根据第11条转让的本认股权证或股份的每份证书上应包含关于可转让性的适用限制的说明，以确保遵守此类法律，除非在上述持有人法律顾问的意见中，对此类说明没有要求。为确保遵守此类法律，公司可以就此类限制向其转让代理人发出停止转让的指示。

12.      Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12.      股东权利。本认股权证持有人在本股权证按照本协议规定行权且行权时可购买的股份已交付前，无权作为认股权证持有人投票或接受股息，或被视为本公司可在行使本认股权证时出于任何目的发行的股份或任何其他证券的持有人，本认股权证中的任何内容也不得解释为授予本认股权证持有人如下权利：本公司股东享有的任何权利、投票选举董事的任何权利、在任何股东会议上提交给股东的任何事项的任何权利、对公司的任何行为（无论是资本重组、股票发行、股票重新分类、面值变更、兼并、合并、转让或其他行为）给予同意或拒绝同意的权利、接收会议通知的权利、接收股息或认购权的权利或其他任何权利。

13.      Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the signature line hereto, and (ii) if to the Company, at the address of its principal corporate offices (attention: President), with a copy to Horwitz + Armstrong, A Professional Law Corporation 14 Orchard, Suite 200 Lake Forest, CA 92630 (which copy shall not be deemed to constitute notice to the Company) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

13.      通知。本协议项下要求或许可的所有通知和其他通信都应为书面形式，在发出时生效，并且在任何情况下都应被视为在收到时已发出，或者认为在以下的较早时间收到：(a)在美国邮政总局或其他适用的邮政局存放五 (5) 天（如果通过第一类邮件交付，且邮资预付）； (b) 邮件交付时（如果专人交付）；(c) 在联邦快递公司或类似隔夜快递公司存放之营业日后一个营业日（条件是运费预付）或 (d) 传真发送之营业日后一个营业日（如果通过传真发送），副本以第一类邮件邮寄，邮资预付，并且邮寄至 (i)持有人，其地址为在此签名行指明的持有人地址，以及 (ii) 发送给公司，地址为公司总部（收件人：总裁），并且将副本发送给专业的法律公司：Horwitz + Armstrong，地址：14 Orchard, Suite 200 Lake Forest, CA 92630。（该副本不应被视为构成对公司的通知）或邮寄至一方根据上述规定提前十天书面通知另一方其指定的其他地址。

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14.      Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of Nevada, without regard to the conflicts of law provisions of Nevada or of any other state.

14.      适用法律。本协议以及因本协议引起或与本协议有关的所有诉讼均受内华达州法律管辖并按其解释。

15.      Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

15.      权利和义务在行权后仍然有效。本公司、本认股权证持有人及本认股权证行权后的股份持有人的权利和义务在本认股权证行权后仍然有效，本协议另有约定除外。

[Signature Page Follows]

以下为签署页

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

特此证明，本公司已使购买普通股的认股权证在上述发行日期正式签署。

US- CHINA BIOMEDICAL, INC.

By:	/s/ Qingxi Huang
Qingxi Huang, Chief Executive Officer

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EXHIBIT A

EXERCISE NOTICE

行权通知

US-CHINA BIOMEDICAL TECHNOLOGY INC.

Attn: President

2 Park Plaza Suite 400

Irvine CA 92614

1. The undersigned hereby elects to purchase                      shares of Common Stock of US-China Biomedical Technology, Inc. (the “Shares”) pursuant to the terms of the attached Warrant.

1. 以下签字人在此选择根据所附认股权证的条款购买美中生物医疗科技有限公司（以下简称“股份”）的 普通股。

2. The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

2.以下签字人选择以现金支付的方式行使所附的认股权证，并在此提供全额支付所购买股份的购买价格以及所有适用的转让税（如有）。

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

3.请以以下签字人的名义或以下指定的其他名义发行代表上述股份的一份或多份证书：

(Name)

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 9 of the attached Warrant (including Section 9(e) thereof) are true and correct as of the date hereof.

4. 签署人在此声明并保证，上述股份是为下面签署人获得的用于投资的利益，而不是为了分发相关的转售, 并且签名人目前无意分发或转售此类股份，并且所附认股权证第9条（包括其第9（e）条）中所述签署人的所有陈述和保证在本协议签署日起是真实无误的。

(Signature)

(Name)

(Date)	(Title)

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EXHIBIT B

FORM OF TRANSFER

转让的形式

(To be signed only upon transfer of Warrant)

（仅在转让认股权证时签署）

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                the right represented by the attached Warrant to purchase                 shares of Common Stock of US-China Biomedical Technology, Inc. to which the attached Warrant relates, and appoints                          Attorney to transfer such right on the books of US-China Biomedical Technology, Inc., with full power of substitution in the premises.

 以下签署人特此向 公司出售、转让和转移随认股权证所代表的权利，以购买所附认股权证所涉及的 股美中生物医疗科技有限公司股票，并委托 律师在美中生物医疗科技有限公司的档案上转让该权利。

Dated:

日期：

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)（签名必须与认股权证规定的持有人姓名完全一致）

Address:

Signed in the presence of:

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